UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-4757
Legg Mason Partners Sector Series, Inc.
(Exact name of registrant as specified in charter)
125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)
Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place, 4th Fl.
Stamford, CT 06902
(Name and address of agent for service)
Registrant’s telephone number, including area code: (800) 451-2010
Date of fiscal year end: October 31,
Date of reporting period: October 31, 2006
ITEM 1. REPORT TO STOCKHOLDERS.
The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT OCTOBER 31, 2006	Legg Mason Partners Health Sciences Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED•NO BANK GUARANTEE•MAY LOSE VALUE

Legg Mason Partners
Health Sciences Fund

   Annual Report • October 31, 2006
What’s
Inside

Fund Objective*

The Fund seeks long-term capital appreciation by investing primarily in common stocks. The Fund normally invests at least 80% of its net assets in securities of companies principally engaged in the design, manufacture, or sale of products or services used for or in connection with healthcare or medicine.

*	Since the Fund focuses its investments on companies involved in the health sciences, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds with greater diversification.

Letter from the Chairman	I

Fund Overview	1

Fund at a Glance	4

Fund Expenses	5

Fund Performance	7

Historical Performance	8

Schedule of Investments	9

Statement of Assets and Liabilities	12

Statement of Operations	13

Statements of Changes in Net Assets	14

Financial Highlights	15

Notes to Financial Statements	18

Report of Independent Registered Public Accounting Firm	28

Board Approval of Management and Subadvisory Agreements	29

Additional Information	32

Additional Shareholder Information	37

Letter from the Chairman

R. JAY GERKEN, CFA
Chairman, President and
Chief Executive Officer

Dear Shareholder,

While the U.S. economy continued to expand, it weakened considerably as the reporting period progressed. After expanding 4.1% in the third quarter of 2005, gross domestic product (“GDP”)[i] increased a modest 1.7% during the last three months of the year. The economy then rebounded sharply in the first quarter of 2006. Over this period, GDP rose 5.6%, its highest reading since the third quarter of 2003. The economy then took a step backwards in the second quarter 2006, as GDP growth was 2.6%, according to the U.S. Commerce Department. The preliminary estimate for third quarter GDP growth was 2.2%.

After increasing the federal funds rateii to 5.25% in June — its 17th consecutive rate hike — the Federal Reserve Board (“Fed”)iii paused from raising rates at its next four meetings. In its statement accompanying the December meeting, the Fed stated, “Economic growth has slowed over the course of the year, partly reflecting a substantial cooling of the housing market. Although recent indicators have been mixed, the economy seems likely to expand at a moderate pace on balance over coming quarters.” The Fed’s next meeting is at the end of January, and we believe any further rate movements will likely be data dependent.
For the 12-month period ended October 31, 2006, the U.S. stock market generated solid results, with the S&P 500 Indexiv returning 16.33%. For much of the period, stock prices moved in fits and starts due to continued interest rate hikes, high oil prices and inflationary pressures. However, toward the end of the period, several of these overhangs were removed, as the Fed paused from tightening rates and, after peaking at $78 a barrel in mid-July, subsequently oil prices fell 15% in the latter part of the third quarter.[v]
Legg Mason Partners Health Sciences Fund      I

Looking at the market more closely, small-cap stocks outperformed their large- and mid-cap counterparts, with the Russell 2000vi, Russell 1000vii and Russell Midcapviii Indexes returning 19.98%, 16.02%, and 17.41%, respectively. However, with the potential for a slowing economy, during the latter part of the reporting period investors were drawn to more defensive, large-cap companies. From an investment style perspective, value stocks significantly outperformed growth stocks, with the Russell 3000 Valueix and Russell 3000 Growth[x] Indexes returning 21.58% and 11.39%, respectively.
Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notices

Shareholders approved a reorganization pursuant to which the Fund’s assets have been acquired, and its liabilities assumed by the Legg Mason Partners Aggressive Growth Fund (the “Acquiring Fund”), in exchange for shares of the Acquiring Fund, effective as of the close of business December 1, 2006. The Fund has been liquidated and shares of the Acquiring Fund have been distributed to Fund shareholders.

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Batterymarch Financial Management, Inc. (“Batterymarch”) became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA and Batterymarch are wholly-owned subsidiaries of Legg Mason.
Certain changes regarding share class pricing and related matters were implemented on November 20, 2006. Please consult the Fund’s current prospectus for more information.
The Fund was formerly known as Smith Barney Health Sciences Fund.
Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among
II     Legg Mason Partners Health Sciences Fund

other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.
As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer
December 13, 2006
Legg Mason Partners Health Sciences Fund      III

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]	Source: The Wall Street Journal, 9/29/06.

vi	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

vii	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

viii	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

ix	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

[x]	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.
IV     Legg Mason Partners Health Sciences Fund

Fund Overview
Q. What were the overall market conditions during the Fund’s reporting period?
A. During the reporting period, global health care stocks underperformed the broader market while still posting positive absolute returns. Strong economic growth and ample global liquidity contributed to a period where more cyclically-oriented and higher risk stocks outperformed, while the steady, relatively defensive merits of the health care sector were out of favor. Within the sector, pharmaceutical stocks were the top performers, while health care providers and health care equipment stocks lagged. At the regional level, Japanese health care stocks were the strongest among the major regions, while the U.S. trailed.
Performance Review
For the 12 months ended October 31, 2006, Class A shares of Legg Mason Partners Health Sciences Fund, excluding sales charges, returned 8.16%. These shares underperformed the Lipper Health/ Biotechnology Funds Category Average1 which increased 8.41%. The Fund’s unmanaged benchmarks, the Russell 3000 Indexi and the Goldman Sachs Healthcare Indexii, returned 16.37% and 9.09%, respectively, for the same period.

Performance Snapshot as of October 31, 2006 (excluding sales charges) (unaudited)

	6 months	12 months

Health Sciences Fund — Class A Shares	4.35%	8.16%

Russell 3000 Index	5.12%	16.37%

Goldman Sachs Healthcare Index	6.79%	9.09%

Lipper Health/ Biotechnology Funds Category Average	4.30%	8.41%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.

Excluding sales charges, Class B shares returned 4.01% and Class C shares returned 4.00% over the six months ended October 31, 2006. Excluding sales charges, Class B shares returned 7.39% and Class C shares returned 7.46% over the twelve months ended October 31, 2006. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.

Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended October 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 183 funds for the 6-month period and among the 178 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.
1 Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended October 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 178 funds in the Fund’s Lipper category, and excluding sales charges.
Legg Mason Partners Health Sciences Fund 2006 Annual Report      1

Q. What were the most significant factors affecting Fund performance?
   What were the leading contributors to performance?

A. In terms of allocation within the sector, the Fund was helped by underweights in the biotechnology and health care equipment groups during the last three quarters. From a specific stock selection standpoint, several of the best performing stocks were in the U.S., specifically Applera Corp. — Applied Biosystems Group and C.R. Bard Inc. The Fund was also helped by underweighting Boston Scientific Corp., which was negatively impacted by concerns in the market for drug-coated stents as well as its acquisition of Guidant Corp. In Euroland, Sanofi-Aventis added to performance.
   What were the leading detractors from performance?

A. Overall stock selection was negative during the last three quarters, most notably in the U.S. market where Bausch & Lomb Inc. and UnitedHealth Group Inc. were the two biggest performance detractors. Bausch & Lomb was hit by a recall of their contact lens solution, while UnitedHealth suffered as management was embroiled in an options backdating scandal. In addition, performance was hampered by an overweight position in the health care providers and services industry, and an underweight in pharmaceuticals.
Q. Were there any significant changes to the Fund during the reporting period?
A. Since February 1, 2006, the portfolio management team has increased the Fund’s investment in foreign securities.
   As ever, we appreciate that you have chosen us to manage your assets.
Sincerely,
Batterymarch Financial Management, Inc.
December 4, 2006
2     Legg Mason Partners Health Sciences Fund 2006 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.
Portfolio holdings and breakdowns are as of October 31, 2006 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Pfizer Inc. (7.6%), Johnson & Johnson (6.8%), GlaxoSmithKline PLC (6.6%), Novartis AG (5.5%), Roche Holding AG (4.5%), UnitedHealth Group Inc. (3.8%), AstraZeneca PLC (3.6%), Amgen Inc. (3.1%), Sanofi-Aventis (3.0%) and Takeda Pharmaceutical Co., Ltd. (2.9%). Please refer to pages 9 through 10 for a list and percentage breakdown of the fund’s holdings.
The mention of industry breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such industries is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2006 were: Pharmaceuticals (54.5%), Health Care Providers & Services (20.3%), Biotechnology (12.9%), Health Care Equipment & Supplies (9.9%) and Health Care Technology (0.6%). The Fund’s portfolio composition is subject to change at any time.
RISKS: In addition to normal risks associated with equity investing, narrowly focused investments typically exhibit higher volatility. The health care sector may be subject to greater governmental regulation, competitive pressures and rapid technological change and obsolescence, which may have a materially adverse effect on the sector. Additionally, the Fund’s performance will be influenced by political, social and economic factors affecting investments in companies in foreign countries. The securities of small-and mid-cap companies tend to be more volatile than those of larger companies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.
All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ii	The Goldman Sachs Healthcare Index is an unmanaged market-value weighted index comprised of healthcare service companies including long-term care and hospital facilities, healthcare management organizations and continuing care services and pharmaceutical companies.
Legg Mason Partners Health Sciences Fund 2006 Annual Report      3

Fund at a Glance (unaudited)

Investment Breakdown
4     Legg Mason Partners Health Sciences Fund 2006 Annual Report

Fund Expenses (unaudited)
Example
As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
   This example is based on an investment of $1,000 invested on May 1, 2006 and held for the six months ended October 31, 2006.
Actual Expenses
The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return (1)

	Actual
	Total Return	Beginning	Ending	Annualized	Expenses
	Without	Account	Account	Expense	Paid During
	Sales Charges(2)	Value	Value	Ratio	the Period(3)

Class A	4.35%	$1,000.00	$1,043.50	1.61%	$8.29

Class B	4.01	1,000.00	1,040.10	2.39	12.29

Class C	4.00	1,000.00	1,040.00	2.23	11.47

(1)	For the six months ended October 31, 2006.

(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.
Legg Mason Partners Health Sciences Fund 2006 Annual Report      5

Fund Expenses (unaudited) (continued)
Hypothetical Example for Comparison Purposes
The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.
   Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return (1)

	Hypothetical	Beginning	Ending	Annualized	Expenses
	Annualized	Account	Account	Expense	Paid During
	Total Return	Value	Value	Ratio	the Period(2)

Class A	5.00%	$1,000.00	$1,017.09	1.61%	$8.19

Class B	5.00	1,000.00	1,013.16	2.39	12.13

Class C	5.00	1,000.00	1,013.96	2.23	11.32

(1)	For the six months ended October 31, 2006.

(2)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the recent fiscal half-year, then divided by 365.
6     Legg Mason Partners Health Sciences Fund 2006 Annual Report

Fund Performance

Average Annual Total Returns (1) (unaudited)

	Without Sales Charges(2)

	Class A	Class B	Class C

Twelve Months Ended 10/31/06	8.16%	7.39%	7.46%

Five Years Ended 10/31/06	2.06	1.31	1.34

Inception* through 10/31/06	3.64	2.87	2.89

	With Sales Charges(3)

	Class A	Class B	Class C

Twelve Months Ended 10/31/06	2.73%	2.39%	6.46%

Five Years Ended 10/31/06	1.02	1.12	1.34

Inception* through 10/31/06	2.85	2.87	2.89

Cumulative Total Returns (1) (unaudited)

Without Sales Charges(2)

Class A (Inception* through 10/31/06)	26.94%

Class B (Inception* through 10/31/06)	20.78

Class C (Inception* through 10/31/06)	20.96

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sale charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

(3)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, B and C shares is February 28, 2000.
Legg Mason Partners Health Sciences Fund 2006 Annual Report      7

Historical Performance (unaudited)

Value of $10,000 Invested in Class A, B and C Shares of the Legg Mason Partners Health Sciences Fund vs. Goldman Sachs Healthcare Index and Russell 3000 Index† (February 2000 - October 2006)

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares on February 28, 2000 (inception date) assuming deduction of the maximum 5.00% sales charge at the time of investment for Class A shares and the deduction of the maximum 5.00% and 1.00% CDSC for Class B and C shares, respectively. It also assumes reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2006. The Russell 3000 Index is an unmanaged index comprised of the 3,000 largest U.S. companies based on total market capitalization. The Goldman Sachs Healthcare Index is comprised of healthcare service companies, including long-term care and hospital facilities, healthcare management organizations and continuing care services and pharmaceutical companies. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
8     Legg Mason Partners Health Sciences Fund 2006 Annual Report

Schedule of Investments (October 31, 2006)
LEGG MASON PARTNERS HEALTH SCIENCES FUND

Shares	Security	Value

COMMON STOCKS — 96.7%
Biotechnology — 12.9%
23,229	Amgen Inc.*	$1,763,313
28,400	Applera Corp. — Applied Biosystems Group	1,059,320
6,300	Biogen Idec Inc.*	299,880
16,900	Celgene Corp.*	903,136
14,100	Cephalon Inc.*	989,538
3,400	Charles River Laboratories International Inc.*	145,928
16,600	ImClone Systems Inc.*	519,414
13,500	Invitrogen Corp.*	783,135
7,000	MedImmune Inc.*	224,280
10,450	Techne Corp.*	583,946

	Total Biotechnology	7,271,890

Health Care Equipment & Supplies — 9.9%
12,800	C.R. Bard Inc.	1,049,088
20,700	Dade Behring Holdings Inc.	754,101
10,100	Edwards Lifesciences Corp.*	433,593
2,400	Fisher Scientific International Inc.*	205,488
37,000	Getinge AB, Class B Shares*	654,901
6,300	Hillenbrand Industries Inc.	369,684
9,300	Kinetic Concepts Inc.*	323,268
12,912	Medtronic Inc.	628,556
16,200	PerkinElmer Inc.	346,032
16,936	Smith & Nephew PLC, ADR	824,614

	Total Health Care Equipment & Supplies	5,589,325

Health Care Providers & Services — 18.8%
29,832	Aetna Inc.	1,229,675
3,900	Caremark Rx Inc.	191,997
11,400	Celesio AG	588,227
7,900	CIGNA Corp.	924,142
6,600	Express Scripts Inc.*	420,552
5,150	Fresenius Medical Care AG & Co.	687,620
20,300	Health Net Inc.*	842,653
7,600	Humana Inc.*	456,000
8,300	Manor Care Inc.	398,317
9,600	McKesson Corp.	480,864
20,500	Sierra Health Services Inc.*	701,920
44,236	UnitedHealth Group Inc.	2,157,832
20,096	WellPoint Inc.*	1,533,727

	Total Health Care Providers & Services	10,613,526

Health Care Technology — 0.6%
27,800	Emdeon Corp.*	323,870

See Notes to Financial Statements.
Legg Mason Partners Health Sciences Fund 2006 Annual Report      9

Schedule of Investments (October 31, 2006) (continued)

Shares	Security	Value

Pharmaceuticals — 54.5%
19,879	Abbott Laboratories	$944,451
21,900	Astellas Pharma Inc.	987,956
34,630	AstraZeneca PLC	2,047,349
7,600	Barr Pharmaceuticals Inc.*	398,012
19,900	Dainippon Sumitomo Pharma Co., Ltd.	257,225
11,691	Eli Lilly & Co.	654,813
139,930	GlaxoSmithKline PLC	3,738,495
57,238	Johnson & Johnson	3,857,841
43,300	King Pharmaceuticals Inc.*	724,409
33,399	Merck & Co. Inc.	1,516,983
38,249	Mylan Laboratories Inc.	784,104
50,710	Novartis AG	3,081,248
159,815	Pfizer Inc.	4,259,070
14,460	Roche Holding AG	2,533,453
19,830	Sanofi-Aventis	1,686,769
5,300	Stada Arzneimittel AG	249,917
25,600	Takeda Pharmaceutical Co., Ltd.	1,645,746
14,315	Teva Pharmaceutical Industries Ltd., ADR	471,966
17,024	Wyeth	868,735

	Total Pharmaceuticals	30,708,542

	TOTAL COMMON STOCKS (Cost — $52,692,299)	54,507,153

PREFERRED STOCKS — 1.5%
Health Care Providers & Services — 1.5%
4,500	Fresenius AG (Cost — $790,029)	844,867

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $53,482,328)	55,352,020

Face
Amount

SHORT-TERM INVESTMENT — 1.5%
Repurchase Agreement — 1.5%
$828,000	State Street Bank & Trust Co. dated 10/31/06, 4.820% due 11/1/06; Proceeds at maturity — $828,111; (Fully collateralized by U.S. Treasury Bond, 5.500% due 8/15/28; Market value — $847,079) (Cost — $828,000)	828,000

	TOTAL INVESTMENTS — 99.7% (Cost — $54,310,328#)	56,180,020
	Other Assets in Excess of Liabilities — 0.3%	164,250

	TOTAL NET ASSETS — 100.0%	$56,344,270

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $54,927,435.

Abbreviation used in this schedule:

ADR	— American Depositary Receipt

See Notes to Financial Statements.
10     Legg Mason Partners Health Sciences Fund 2006 Annual Report

Schedule of Investments (October 31, 2006) (continued)

Summary of Investments by Country* (unaudited)

United States	63.9%
United Kingdom	11.8
Switzerland	10.0
Japan	5.1
Germany	4.2
France	3.0
Sweden	1.2
Israel	0.8

100.0%

*	As a percentage of total investments. Please note that Fund holdings are as of October 31, 2006 and are subject to change.

See Notes to Financial Statements.
Legg Mason Partners Health Sciences Fund 2006 Annual Report      11

Statement of Assets and Liabilities (October 31, 2006)

ASSETS:
Investments, at value (Cost — $54,310,328)	$56,180,020
Cash	94,888
Receivable for securities sold	253,129
Dividends and interest receivable	46,559
Prepaid expenses	6,632

Total Assets	56,581,228

LIABILITIES:
Payable for Fund shares repurchased	81,453
Investment management fee payable	24,197
Transfer agent fees payable	19,982
Distribution fees payable	13,759
Directors’ fees payable	1,719
Deferred compensation payable	355
Foreign currency overdraft, at value (Cost — $152)	153
Accrued expenses	95,340

Total Liabilities	236,958

Total Net Assets	$56,344,270

NET ASSETS:
Par value (Note 5)	$4,183
Paid-in capital in excess of par value	58,051,992
Accumulated net investment loss	(1,691)
Accumulated net realized loss on investments and foreign currency transactions	(3,580,762)
Net unrealized appreciation on investments and foreign currencies	1,870,548

Total Net Assets	$56,344,270

Shares Outstanding:
Class A	1,458,947

Class B	1,763,997

Class C	959,778

Net Asset Value:
Class A (and redemption price)	$13.91

Class B*	$13.23

Class C*	$13.25

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 5.00%)	$14.64

* Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2)
See Notes to Financial Statements.
12     Legg Mason Partners Health Sciences Fund 2006 Annual Report

Statement of Operations (For the year ended October 31, 2006)

INVESTMENT INCOME:
Dividends	$934,129
Interest	34,927
Less: Foreign taxes withheld	(25,016)

Total Investment Income	944,040

EXPENSES:
Investment management fee (Note 2)	500,105
Distribution fees (Notes 2 and 4)	457,833
Transfer agent fees (Notes 2 and 4)	153,648
Shareholder reports (Note 4)	54,769
Registration fees	37,670
Proxy and merger fees	30,973
Audit and tax	19,319
Legal fees	19,015
Custody fees	12,375
Directors’ fees (Note 2)	3,917
Insurance	1,505
Miscellaneous expenses	4,378

Total Expenses	1,295,507
Less: Fee waivers and/or expense reimbursements (Notes 2 and 7)	(47,851)

Net Expenses	1,247,656

Net Investment Loss	(303,616)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain From:
Investment transactions	5,443,389
Foreign currency transactions	318

Net Realized Gain	5,443,707

Change in Net Unrealized Appreciation/ Depreciation From:
Investments	(527,730)
Foreign currencies	856

Change in Net Unrealized Appreciation/ Depreciation	(526,874)

Net Gain on Investments and Foreign Currency Transactions	4,916,833

Increase in Net Assets From Operations	$4,613,217

See Notes to Financial Statements.
Legg Mason Partners Health Sciences Fund 2006 Annual Report      13

Statements of Changes in Net Assets (For the years ended October 31,)

	2006	2005

OPERATIONS:
Net investment loss	$(303,616)	$(486,880)
Net realized gain	5,443,707	8,197,614
Change in net unrealized appreciation/depreciation	(526,874)	2,170,726

Increase in Net Assets From Operations	4,613,217	9,881,460

FUND SHARE TRANSACTIONS (NOTE 5):
Net proceeds from sale of shares	5,223,080	8,757,452
Cost of shares repurchased	(20,390,367)	(17,843,411)

Decrease in Net Assets From Fund Share Transactions	(15,167,287)	(9,085,959)

Increase (Decrease) in Net Assets	(10,554,070)	795,501

NET ASSETS:
Beginning of year	66,898,340	66,102,839

End of year*	$56,344,270	$66,898,340

* Includes accumulated net investment loss of:	$(1,691)	—

See Notes to Financial Statements.
14     Legg Mason Partners Health Sciences Fund 2006 Annual Report

Financial Highlights
For a share of each class of capital stock outstanding throughout each year ended October 31:

Class A Shares(1)	2006		2005	2004	2003	2002

Net Asset Value, Beginning of Year	$12.86		$11.07	$10.71	$9.84	$12.72

Income (Loss) From Operations:
Net investment loss	(0.01)		(0.03)	(0.04)	(0.03)	(0.07)
Net realized and unrealized gain (loss)	1.06		1.82	0.40	0.90	(2.64)

Total Income (Loss) From Operations	1.05		1.79	0.36	0.87	(2.71)

Less Distributions From:
Net realized gains	—		—	—	—	(0.17)

Total Distributions	—		—	—	—	(0.17)

Net Asset Value, End of Year	$13.91		$12.86	$11.07	$10.71	$9.84

Total Return(2)	8.16%		16.17%	3.36%	8.84%	(21.65)%

Net Assets, End of Year (000s)	$20,294		$22,965	$19,346	$20,636	$16,251

Ratios to Average Net Assets:
Gross expenses	1.67%		1.55%	1.46%	1.35%	1.49%
Net expenses(3)	1.55	(4)(5)	1.50 (4)	1.42 (4)	1.35	1.49
Net investment loss	(0.04)		(0.22)	(0.38)	(0.30)	(0.58)

Portfolio Turnover Rate	110%		32%	65%	68%	26%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of Class A shares will not exceed 1.50%.

(4)	Reflects fee waivers and/or expense reimbursements.

(5)	The ratio of expenses to average net assets of Class A shares exceeds the voluntary expense limitation by 0.05% due to extraordinary expenses.
See Notes to Financial Statements.
Legg Mason Partners Health Sciences Fund 2006 Annual Report      15

Financial Highlights (continued)
For a share of each class of capital stock outstanding throughout each year ended October 31:

Class B Shares(1)	2006		2005	2004	2003	2002

Net Asset Value, Beginning of Year	$12.32		$10.69	$10.41	$9.64	$12.56

Income (Loss) From Operations:
Net investment loss	(0.10)		(0.11)	(0.13)	(0.11)	(0.15)
Net realized and unrealized gain (loss)	1.01		1.74	0.41	0.88	(2.60)

Total Income (Loss) From Operations	0.91		1.63	0.28	0.77	(2.75)

Less Distributions From:
Net realized gains	—		—	—	—	(0.17)

Total Distributions	—		—	—	—	(0.17)

Net Asset Value, End of Year	$13.23		$12.32	$10.69	$10.41	$9.64

Total Return(2)	7.39%		15.25%	2.69%	7.99%	(22.25)%

Net Assets, End of Year (000s)	$23,331		$27,521	$28,452	$31,380	$26,258

Ratios to Average Net Assets:
Gross expenses	2.37%		2.28%	2.21%	2.11%	2.24%
Net expenses(3)	2.30	(4)(5)	2.25 (4)	2.17 (4)	2.11	2.24
Net investment loss	(0.79)		(0.96)	(1.13)	(1.05)	(1.33)

Portfolio Turnover Rate	110%		32%	65%	68%	26%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of Class B shares will not exceed 2.25%.

(4)	Reflects fee waivers and/or expense reimbursements.

(5)	The ratio of expenses to average net assets of Class B shares exceeds the voluntary expense limitation by 0.05% due to extraordinary expenses.
See Notes to Financial Statements.
16     Legg Mason Partners Health Sciences Fund 2006 Annual Report

Financial Highlights (continued)
For a share of each class of capital stock outstanding throughout each year ended October 31:

Class C Shares(1)	2006	2005	2004	2003	2002

Net Asset Value, Beginning of Year	$12.33	$10.68	$10.41	$9.64	$12.56

Income (Loss) From Operations:
Net investment loss	(0.08)	(0.11)	(0.12)	(0.11)	(0.15)
Net realized and unrealized gain (loss)	1.00	1.76	0.39	0.88	(2.60)

Total Income (Loss) From Operations	0.92	1.65	0.27	0.77	(2.75)

Less Distributions From:
Net realized gains	—	—	—	—	(0.17)

Total Distributions	—	—	—	—	(0.17)

Net Asset Value, End of Year	$13.25	$12.33	$10.68	$10.41	$9.64

Total Return(2)	7.46%	15.45%	2.59%	7.99%	(22.25)%

Net Assets, End of Year (000s)	$12,719	$16,412	$18,305	$21,482	$17,431

Ratios to Average Net Assets:
Gross expenses	2.16%	2.20%	2.21%	2.10%	2.24%
Net expenses(3)	2.14 (4)	2.20 (4)	2.17 (4)	2.10	2.24
Net investment loss	(0.63)	(0.91)	(1.12)	(1.05)	(1.33)

Portfolio Turnover Rate	110%	32%	65%	68%	26%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of Class C shares will not exceed 2.25%.

(4)	Reflects fee waivers and/or expense reimbursements.
See Notes to Financial Statements.
Legg Mason Partners Health Sciences Fund 2006 Annual Report      17

Notes to Financial Statements

1.	Organization and Significant Accounting Policies
Legg Mason Partners Health Sciences Fund (formerly known as Smith Barney Health Sciences Fund) (the “Fund”) is a separate non-diversified investment fund of Legg Mason Partners Sector Series, Inc. (formerly known as Smith Barney Sector Series Inc.) (the “Company”). The Company, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
   The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.
   (a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.
   (b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
   (c) Concentration Risk. The Fund normally invests at least 80% of its assets in health related investments. As a result of this concentration policy, the Fund’s investments may be subject to greater risk and market fluctuation than a fund that invests in securities representing a broader range of investment alternatives.
   (d) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.
18     Legg Mason Partners Health Sciences Fund 2006 Annual Report

Notes to Financial Statements (continued)
   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
   Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.
   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.
   (e) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.
   (f) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.
   (g) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.
   (h) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.
   (i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications
Legg Mason Partners Health Sciences Fund 2006 Annual Report      19

Notes to Financial Statements (continued)
have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Accumulated Net	Accumulated Net
	Investment Loss	Realized Loss	Paid-in Capital

(a)	301,607	(1,058,280)	756,673

(b)	318	(318)	—

(a)	Reclassifications are primarily due to a tax net operating loss, distributions paid in connection with the redemption of Fund shares and book/tax differences in the treatment of various items.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

2.	Investment Management Agreement and Other Transactions with Affiliates
On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s then investment manager, Smith Barney Fund Management LLC (“SBFM”), and the Fund’s then subadviser, Legg Mason International Equities Ltd. (“LMIE”) (formerly known as Citigroup Asset Management Ltd.) (“CAM Ltd.”), previously indirect wholly-owned subsidiaries of Citigroup, became wholly-owned subsidiaries of Legg Mason. Completion of the sale caused the Fund’s then existing investment management contract and sub-advisory agreement to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and SBFM, and a new sub-advisory agreement between SBFM and LMIE, which became effective on December 1, 2005. Effective February 1, 2006, the sub-advisory agreement with LMIE was terminated.
   Prior to the Legg Mason transaction and continuing under the new investment management agreement, the Fund paid SBFM an investment management fee calculated at an annual rate of 0.80% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.
   Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Batterymarch Financial Management, Inc. (“Batterymarch”) became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA and Batterymarch are wholly-owned subsidiaries of Legg Mason.
   LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term investments. The Fund’s investment management fee remains unchanged. For its services, LMPFA pays Batterymarch 70% of the net management fee that it receives from the Fund.
   During the year ended October 31, 2006, the Fund’s Class A, B and C shares had voluntary expense limitations in place of 1.50%, 2.25% and 2.25%, respectively. For the year ended October 31, 2006, SBFM and LMPFA waived a portion of their fee in the
20     Legg Mason Partners Health Sciences Fund 2006 Annual Report

Notes to Financial Statements (continued)
amount of $43,507. In addition, for the year ended October 31, 2006, the Fund was reimbursed for expenses in the amount of $4,344.
   The Fund’s Board has approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Fund, effective January 1, 2006. The principal business office of PFPC is located at 4400 Computer Drive, Westborough, MA 01581. Prior to January 1, 2006, Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acted as the Fund’s transfer agent. Also, prior to January 1, 2006, PFPC and Primerica Shareholder Services (“PSS”), another subsidiary of Citigroup, acted as the Fund’s sub-transfer agents. CTB received account fees and asset-based fees that varied according to the size and type of account. PFPC and PSS were responsible for shareholder recordkeeping and financial processing for all shareholder accounts and were paid by CTB. For the period ended October 31, 2006, the Fund paid transfer agent fees of $28,806 to CTB. In addition, for the period ended October 31, 2006, the Fund also paid $4,499 to other Citigroup affiliates for shareholder recordkeeping services.
   The Fund’s Board has appointed the Fund’s current distributor, Citigroup Global Markets Inc. (“CGM”), and PFS Investments Inc. (“PFS”), both of which are subsidiaries of Citigroup, and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board has also approved an amended and restated Rule 12b-1 Plan. CGM, PFS and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.
   There is a maximum initial sales charge of 5.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.
   For the period ended October 31, 2006, LMIS, and PFS, CGM and their affiliates received sales charges of approximately $5,000 on sales of the Fund’s Class A shares. In addition, for the period ended October 31, 2006, CDSCs paid to LMIS, and PFS, CGM and their affiliates were approximately:

	Class B	Class C

CDSCs	$14,000	$0	*

*	Amount represents less than $1,000.
   Effective November 20, 2006, the maximum initial sales charge on Class A Shares of the Fund will increase from 5.00% to 5.75% for shares purchased on or after that date.
Legg Mason Partners Health Sciences Fund 2006 Annual Report      21

Notes to Financial Statements (continued)
   The Fund has adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows non-interested directors (“Directors”) to defer the receipt of all or a portion of the directors’ fees earned until a later date specified by the Directors. The deferred fees earn a return based on notional investments selected by the Directors. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the Statement of Operations under Directors’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Board of Directors voted to discontinue offering the Plan to its members effective January 1, 2007. This change will have no effect on fees previously deferred. As of October 31, 2006, the Fund had accrued $355 as deferred compensation payable under the Plan.
   Certain officers and one Director of the Company are employees of Legg Mason or its affiliates and do not receive compensation from the Company.

3.	Investments
During the year ended October 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$67,851,147

Sales	84,205,055

   At October 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$4,313,329
Gross unrealized depreciation	(3,060,744)

Net unrealized appreciation	$1,252,585

4.	Class Specific Expenses
The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.
22     Legg Mason Partners Health Sciences Fund 2006 Annual Report

Notes to Financial Statements (continued)
   For the year ended October 31, 2006, class specific expenses were as follows:

	Distribution	Transfer Agent	Shareholder Reports
	Fees	Fees	Expenses

Class A	$55,766	$72,968	$18,208
Class B	255,289	68,052	25,546
Class C	146,778	12,628	11,015

Total	$457,833	$153,648	$54,769

5.	Capital Shares
At October 31, 2006, the Fund had 750 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.
   Transactions in shares of each class were as follows:

	Year Ended		Year Ended
	October 31, 2006		October 31, 2005

	Shares	Amount	Shares	Amount

Class A
Shares sold	282,112	$3,756,154	442,292	$5,566,363
Shares repurchased	(608,555)	(8,162,443)	(404,565)	(5,009,641)

Net Increase (Decrease)	(326,443)	$(4,406,289)	37,727	$556,722

Class B
Shares sold	92,097	$1,171,453	191,739	$2,308,654
Shares repurchased	(561,346)	(7,177,158)	(621,240)	(7,409,984)

Net Decrease	(469,249)	$(6,005,705)	(429,501)	$(5,101,330)

Class C
Shares sold	23,269	$295,473	74,433	$882,435
Shares repurchased	(394,794)	(5,050,766)	(456,325)	(5,423,786)

Net Decrease	(371,525)	$(4,755,293)	(381,892)	$(4,541,351)

Legg Mason Partners Health Sciences Fund 2006 Annual Report      23

Notes to Financial Statements (continued)

6.	Income Tax Information and Distributions to Shareholders
   During the taxable years ended 2006 and 2005, the Fund did not make any distributions.
   As of October 31, 2006, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward *	$(2,963,655)
Other book/tax temporary differences (a)	(1,691)
Unrealized appreciation/(depreciation) (b)	1,253,441

Total accumulated earnings/(losses) — net	$(1,711,905)

*	During the taxable year ended October 31, 2006, the Fund utilized $4,135,922 of its capital loss carryover available from prior years. As of October 31, 2006, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount

10/31/2010	$(2,963,655)

This amount will be available to offset any future taxable capital gains subject to an annual limitation of $740,913 per year resulting from a merger in a previous year.

(a)	Other book/tax temporary differences are attributable primarily to differences in the book/tax treatment of various items.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.
   Due to the proposed reorganization described in Note 10, the expiration date of these loss carryforwards will move up by one year. Additionally, as a result of the reorganization, the loss carryforwards will be subject to various tax limitations, which may result in future taxable capital gain distributions to shareholders due to the fact that some portion of the Fund’s loss carryforwards may be unable to be utilized.

7.	Regulatory Matters
On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).
   The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the
24     Legg Mason Partners Health Sciences Fund 2006 Annual Report

Notes to Financial Statements (continued)
materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.
   The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.
   The order also required that transfer agency fees received from the Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order.
   On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the affected Funds.
   The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.
   Although there can be no assurance, the Fund’s manager does not believe that this matter will have a material adverse effect on the Fund.
   On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

8.	Legal Matters
Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 7. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all
Legg Mason Partners Health Sciences Fund 2006 Annual Report      25

Notes to Financial Statements (continued)
fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.
   On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.
   As of the date of this report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Fund or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Fund under their respective contracts.
* * *
   Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.
   On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested (including the Fund) and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.
   On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM, SBFM and CGM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended
26     Legg Mason Partners Health Sciences Fund 2006 Annual Report

Notes to Financial Statements (continued)
Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.
   Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

9.	Other Matters
On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.
   Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

10.	Additional Shareholder Information
Shareholders approved a reorganization pursuant to which the Fund’s assets have been acquired, and its liabilities assumed by Legg Mason Partners Aggressive Growth Fund, Inc. (the ”Acquiring Fund”), in exchange for shares of the Acquiring fund, effective as of the close of business December 1, 2006. The Fund has been liquidated, and shares of the Acquiring Fund have been distributed to Fund shareholders.
   The Fund’s Board approved certain share class modifications which, among other things, standardize share class features for all equity and fixed income funds in the fund complex. The features standardized include such things as sales loads, distribution charges and other costs. These modifications were implemented on November 20, 2006.
Legg Mason Partners Health Sciences Fund 2006 Annual Report      27

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders
Legg Mason Partners Sector Series, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Health Sciences Fund (formerly Smith Barney Health Sciences Fund), a series of Legg Mason Partners Sector Series, Inc. (formerly Smith Barney Sector Series Inc.), as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Health Sciences Fund, as of October 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
New York, New York
December 27, 2006
28     Legg Mason Partners Health Sciences Fund 2006 Annual Report

Board Approval of Management and Subadvisory
Agreements (unaudited)
At a meeting held in person on June 28, 2006, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Fund and the Manager. The Fund’s Board, including a majority of the Independent Board Members, also approved a new subadvisory agreement between the Manager and Batterymarch Financial Management, Inc. (the “Subadviser”) (the “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreement replaced the Fund’s prior management agreement with Smith Barney Fund Management LLC and were entered into in connection with an internal reorganization of the Manager’s and the prior manager’s parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreement, the Board, including the Independent Board Members, considered the factors discussed below, among other things.
   The Board noted that the Manager will provide administrative and certain oversight services to the Fund, and that the Manager will delegate to the Subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term investments. The Board Members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Fund. The Board Members noted that the portfolio management team was expected to be the same as then managing the Fund.
   The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager under the New Management Agreement and by the Subadviser under the New Subadvisory Agreement. The Board Members’ evaluation of the services expected to be provided by the Manager and the Subadviser took into account the Board Members’ knowledge and familiarity gained as Fund Board Members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadviser and the qualifications, backgrounds and responsibilities of their senior personnel. The Board Members further considered the financial resources available to the Manager, the Subadviser and Legg Mason. The Board Members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreement were acceptable.
   The Board Members also received and considered performance information for the Fund as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board Members were provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Board Members noted that they had received and discussed with management, at periodic intervals, information comparing the Fund’s performance
Legg Mason Partners Health Sciences Fund      29

Board Approval of Management and Subadvisory
Agreements (unaudited) (continued)
against, among other things, its benchmarks. Based on the Board Members’ review, which included careful consideration of the factors noted above, the Board Members concluded that the performance of the Fund, under the circumstances, supported approval of the New Management Agreement and New Subadvisory Agreement.
   The Board Members reviewed and considered the management fee that would be payable by the Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager, including the fee waiver and/or expense reimbursement arrangements currently in place. Additionally, the Board Members received and considered information comparing the Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board Members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadviser in light of the nature, extent and quality of the management services expected to be provided by the Subadviser. The Board Members noted that the Manager, and not the Fund, will pay the subadvisory fee to the Subadviser. The Board Members determined that the Fund’s management fee and the Fund’s subadvisory fee were reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the New Management Agreement and the New Subadvisory Agreement.
   The Board Members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board Members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board Members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Fund and other factors considered, they determined that the management fee was reasonable. The Board Members noted that they expect to receive profitability information on an annual basis.
   In their deliberations, the Board Members also considered, and placed significant importance on, information that had been received and conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Fund’s prior management agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreement.
   The Board Members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreement were being entered into in connection with an internal reorganization within Legg Mason, that did not involve an actual change of control or management. The Board Members further noted that the terms and conditions of the New Management Agreement are substantially identical to those of the Fund’s previous management agreement except for the identity of
30     Legg Mason Partners Health Sciences Fund

Board Approval of Management and Subadvisory
Agreements (unaudited) (continued)
the Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under the prior management agreement.
   In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreement. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present.
Legg Mason Partners Health Sciences Fund      31

Additional Information (unaudited)
Information about Directors and Officers
The business and affairs of the Legg Mason Partners Health Sciences Fund (formerly known as Smith Barney Health Sciences Fund) (the “Fund”) are managed under the direction of the Board of Directors of Legg Mason Partners Sector Series, Inc. (formerly known as Smith Barney Sector Series Inc.) (the “Company”). Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

				Number of
		Term of		Portfolios
		Office* and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
	Held with	Time	During Past	Overseen by	Held by
Name, Address and Birth Year	Trust	Served	5 Years	Director	Director

Non-Interested Directors:
Dwight B. Crane c/o R. Jay Gerken Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1937	Director	Since 2000	Professor — Harvard Business School	49	None

Burt N. Dorsett c/o R. Jay Gerken Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1930	Director	Since 2000	Retired President — Dorsett McCabe Capital Management Inc. (from 1986- 2004); Chief Investment Officer of Leeb Capital Management, Inc. (from 1999-2003)	24	None

Elliot S. Jaffe c/o R. Jay Gerken Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1926	Director	Since 2000	Chairman of The Dress Barn, Inc.	24	The Dress Barn, Inc.

Stephen E. Kaufman c/o R. Jay Gerken Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1932	Director	Since 2000	Attorney	35	None

Cornelius C. Rose, Jr. c/o R. Jay Gerken Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1932	Director	Since 2000	Chief Executive Officer — Performance Learning Systems	24	None

32     Legg Mason Partners Health Sciences Fund

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office* and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
	Held with	Time	During Past	Overseen by	Held by
Name, Address and Birth Year	Trust	Served	5 Years	Director	Director

Interested Director:
R. Jay Gerken, CFA** Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; President and Chief Executive Officer of Legg Mason Partners Fund Advisors LLC (“LMPFA”) (Since 2006); President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; Formerly Chairman of SBFM and CFM (from 2002 to 2006); Formerly, Chairman, President and Chief Executive of Travelers Investment Advisers, Inc. (from 2002 to 2005)	162	Trustee, Consulting Group Capital Markets Funds

Legg Mason Partners Health Sciences Fund      33

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office* and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
	Held with	Time	During Past	Overseen by	Held by
Name, Address and Birth Year	Trust	Served	5 Years	Director	Director

Officers:
Kaprel Ozsolak Legg Mason 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with predecessor firms of Legg Mason or its predecessors (from 2002 to 2004)	N/A	N/A

Ted P. Becker Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates, (since 2006); Managing Director of Compliance at Legg Mason or its predecessor (from 2002 to 2005); Prior to 2002, Managing Director — Internal Audit & Risk Review at Citigroup, Inc.	N/A	N/A

34     Legg Mason Partners Health Sciences Fund

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office* and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
	Held with	Time	During Past	Overseen by	Held by
Name, Address and Birth Year	Trust	Served	5 Years	Director	Director

John Chiota Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti- Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse	N/A	N/A

Steven Frank Legg Mason 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1967	Controller	Since 2005	Vice President of Legg Mason or its predecessor (since 2002); Controller of certain mutual funds associated with Legg Mason (since 2005); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2001-2005); Accounting Manager of Legg Mason or its predecessors (from 1996-2001)	N/A	N/A

Legg Mason Partners Health Sciences Fund      35

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office* and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
	Held with	Time	During Past	Overseen by	Held by
Name, Address and Birth Year	Trust	Served	5 Years	Director	Director

Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)	N/A	N/A

*	Each Director and Officer serves until his or her successor has been duly elected and qualified.

**	Mr. Gerken is an “interested person” of the Company as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.
36     Legg Mason Partners Health Sciences Fund

Additional Shareholder Information (unaudited)
Results of a Special Meeting of Shareholders
On November 20, 2006, a Special Meeting of Shareholder was held to approve an Agreement and Plan of Reorganization, providing for (i) the acquisition of all of the assets and the assumption of all of the liabilities of the Legg Mason Partners Health Sciences Fund (the “Acquired Fund”), in exchange for shares of the corresponding Legg Mason Partners Aggressive Growth Fund, Inc. (the “Acquiring Fund”), to be distributed to the shareholders of the Acquired Fund and (ii) the subsequent termination of the Acquired Fund. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and non-votes for the matter voted on at the Special Meeting of Shareholders:
Approval of Agreement and Plan of Reorganization

			Broker
Votes For	Votes Against	Abstentions	Non-Votes

2,078,590.910	89,804.662	104,604.59	0.00

Legg Mason Partners Health Sciences Fund      37

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Legg Mason Partners Health Sciences Fund

DIRECTORS
Dwight B. Crane Burt N. Dorsett R. Jay Gerken, CFA Chairman Elliot S. Jaffe Stephen E. Kaufman Cornelius C. Rose, Jr.

INVESTMENT MANAGER
Legg Mason Partners Fund Advisor, LLC

SUBADVISER
Batterymarch Financial Management, Inc.

DISTRIBUTORS
Citigroup Global Markets Inc. Legg Mason Investor Services, LLC PFS Investments Inc.

CUSTODIAN
State Street Bank and Trust Company

TRANSFER AGENT
PFPC Inc. 4400 Computer Drive Westborough, Massachusetts 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP 345 Park Avenue New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Health Sciences Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

© 2006 Legg Mason
Investor Services, LLC
Member NASD, SIPC

FD02128 12/06 SR06-17

Legg Mason Partners
Health Sciences Fund

The Fund is a separate investment fund of the Legg Mason Partners Sector Series, Inc., a Maryland corporation.

LEGG MASON PARTNERS HEALTH SCIENCES FUND
Legg Mason Partners Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2. CODE OF ETHICS.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Directors of the registrant has determined that Dwight B. Crane, the Chairperson of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Dwight B. Crane as the Audit Committee’s financial expert. Mr. Crane is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.
Item 4. Principal Accountant Fees and Services
a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2005 and October 31, 2006 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $47,700 in 2005 and $48,700 in 2006.
b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.
In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Sector Series (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).
(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $13,800 in 2005 and $0 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.
There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.
d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Sector Series
All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Legg Mason Partners Sector Series requiring pre-approval by the Audit Committee in the Reporting Period.
(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.
(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or

one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.
The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.
Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.
(2) For the Legg Mason Partners Sector Series, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2005 and 2006; Tax Fees were 100% and 0% for 2005 and 2006; and Other Fees were 100% and 0% for 2005 and 2006.
(f) N/A
(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Sector Series and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners Sector Series during the reporting period were $0 in 2006 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2005.
(h) Yes. Legg Mason Partners Sector Series’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Sector Series or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Included herein under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH
(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.
Legg Mason Partners Sector Series, Inc.

By:	/s/ R. Jay Gerken R. Jay Gerken Chief Executive Officer of Legg Mason Partners Sector Series, Inc.
Date: January 8, 2007
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken R. Jay Gerken Chief Executive Officer of Legg Mason Partners Sector Series, Inc.
Date: January 8, 2007

By:	/s/ Kaprel Ozsolak Kaprel Ozsolak Chief Financial Officer of Legg Mason Partners Sector Series, Inc.
Date: January 8, 2007